EXHIBIT A

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                               FUNDS                                      EFFECTIVE DATE
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
First Trust Preferred Securities and Income ETF                          February 1, 2013
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First Trust Managed Municipal ETF                                          April 3, 2014
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First Trust Long/Short Equity ETF                                         August 26, 2014
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First Trust Emerging Markets Local Currency Bond ETF                     October 20, 2014
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First Trust RiverFront Dynamic Europe ETF                                February 2, 2016
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First Trust RiverFront Dynamic Asia Pacific ETF                          February 2, 2016
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First Trust RiverFront Dynamic Emerging Markets ETF                      February 2, 2016
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First Trust RiverFront Dynamic Developed International ETF               February 2, 2016
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First Trust Horizon Managed Volatility Domestic ETF                       August 22, 2016
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First Trust Horizon Managed Volatility Developed International ETF        August 22, 2016
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First Trust California Municipal High Income ETF                           June 16, 2017
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First Trust Institutional Preferred Securities and Income ETF             August 14, 2017
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First Trust Municipal High income ETF                                    October 26, 2017
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First Trust Short Duration Managed Municipal ETF                         November 1, 2018
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First Trust Ultra Short Duration Municipal ETF                           November 1, 2018
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First Trust Merger Arbitrage ETF                                         February 3, 2020
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First Trust Horizon Managed Volatility Small/Mid ETF                      March 16, 2020
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